           Morgan Stanley Institutional Fund Trust Balanced Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Harrah  5/19/    -     $99.25 $750,00  70,000    0.01%  0.09%   Citigr  Citigr
  's      05                   0,000                             oup,     oup
Operat                                                           RBS
  ing                                                           Greenw
Compan                                                           ich
y Inc.                                                          Capita
                                                                  l,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.
 Adams  7/20/  7,950,  $17.00 $135,15    131     0.00%  0.01%   Merril  Merril
Respir    05    000            0,000                              l        l
 atory                                                          Lynch    Lynch
Therap                                                          & Co.,
eutics                                                          Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s

                                                                 Banc
                                                                  of
                                                                Americ
Chesap  8/11/    -     $98.98 $600,00  75,000    0.01%  0.10%     a      Bank
 eake     05                   0,000                            Securi    of
Energy                                                           ties   Americ
 6.50%                                                           LLC,      a
8/15/2                                                          Bear,
  017                                                           Stearn
                                                                s & Co
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ites
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 ABN
                                                                Amro,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Inc.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                 Bosc
                                                                Inc.,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                Inc.,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.

                                                                 Banc
                                                                  of
                                                                Americ
Knight  8/16/    -     $99.50 $400,00  105,00    0.00%  0.13%     a      Bank
Ridder    05                   0,000      0                     Securi    of
 Inc.                                                            ties   Americ
                                                                 LLC,      a
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                tites,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.